Exhibit 99.1

News Release

CONTACT:	Steve Dale (Media) (612) 303-0784
Teri Charest (Media) (612) 303-0732
Judith T. Murphy (Analysts) (612) 303-0783
U.S. BANK ACQUIRES FBOP CORPORATION’S BANKING SUBSIDIARIES
THROUGH AN FDIC FACILITATED TRANSACTION
MINNEAPOLIS, October 30, 2009 — U.S. Bancorp (NYSE: USB) announced today that, effective immediately, its lead bank, U.S. Bank National Association, has acquired the banking subsidiaries of FBOP Corporation of Oak Park, Illinois, from the Federal Deposit Insurance Corporation. This transaction includes nine different banks with more than $18 billion in total assets and 150 branches in California, Illinois, Arizona and Texas. The nine banks that are part of this acquisition are: BankUSA, N.A.; California National Bank; Citizens National Bank; Madisonville State Bank; North Houston Bank; Pacific National Bank; Park National Bank; San Diego National Bank; and Community Bank of Lemont.
Under the terms of these transactions, U.S. Bank will receive approximately $18.4 billion of assets and assume approximately $18.3 billion of liabilities, including $15.4 billion of both insured and uninsured deposits, of the nine different banks that are part of FBOP.
In addition, substantially all loans are subject to a loss sharing agreement with the FDIC. U.S. Bank will not acquire any additional assets or liabilities of the banks’ parent holding company, FBOP Corporation. This acquisition is expected to meet or exceed the company’s internal financial hurdles for internal rate of return and earnings per share accretion.
“This transaction is consistent with the growth strategy that we have outlined many times in the past, which includes enhancing our existing franchise through low-risk, in-market acquisitions,” noted Rick Hartnack, vice chairman of consumer banking for U.S. Bancorp. “This transaction adds scale to our current California, Illinois and Arizona footprints and key markets within these states. We also view this type of acquisition as an efficient means of leveraging U.S. Bank’s strong capital base, as we further invest in our company and expand opportunities to bring our great products and services to a new, larger customer base.”
As part of these transactions, U.S. Bank will implement either the FDIC’s or other approved mortgage loan modification programs on certain residential mortgages assumed under the loss share agreement. The objectives of these programs are to improve affordability, increase the probability of performance, and allow borrowers to remain in their homes.
The nine banks involved in this transaction will continue to operate under their current names and will be re-branded as U.S. Bank branches in the near future. Customers should continue to conduct their banking practices as they have in the past. U.S. Bank will soon be providing additional information to impacted customers about this transaction. As a result of this transaction, deposits of all nine banks are now backed by the financial strength and security of U.S. Bank.

Prior to this announcement, U.S. Bank had 570 branch offices in California, 75 branch offices in Arizona and 127 branch offices in Illinois. U.S. Bank currently does not have a retail banking presence in Texas. This transaction provides an expansion of the branch network in the following markets:

Bank Name	Number of branches	Markets served
BankUSA, N.A.	2	• Phoenix-Mesa-Scottsdale, Arizona

California National Bank	68	• Los Angeles-Long Beach-Santa Ana

		• Oxnard-Thousand Oaks-Ventura

		• Riverside-San Bernardino-Ontario

Citizens National Bank	1	• Teague, Texas

Community Bank of Lemont	1	• Lemont, Illinois

Madisonville State Bank	1	• Madisonville, Texas

North Houston Bank	1	• Houston, Texas

Pacific National Bank	17	• San Francisco-Oakland-Fremont

		• San Jose-Sunnyvale-Santa Clara

		• Napa

Park National Bank	31	• Chicago-Naperville-Joliet

San Diego National Bank	28	• San Diego-Carlsbad-San Marcos

		• Riverside-San Bernardino-Ontario
If customers of any of the nine banks have any questions regarding their accounts involved in this transaction, they should continue to contact their local branch, visit their bank’s web site or use their typical customer service channels.
Additional information regarding this transaction is included in a brief presentation posted on the U.S. Bank website. To access the presentation, please go to usbank.com and click on “About U.S. Bancorp” and then “Investor/Shareholder Information.” The link to the slides can be found on both the “Press Releases” and “Webcasts and Presentations” pages.
U.S. Bancorp, with $265 billion in assets as of September 30, 2009, is the parent company of U.S. Bank, the 6th largest commercial bank in the United States. The company operates 2,851 banking offices and 5,175 ATMs in 24 states, and provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses and institutions. Visit U.S. Bancorp on the web at usbank.com.
# # #
Forward-Looking Statements
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect our revenues and the values of our assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, our business and financial performance could be impacted as the financial industry restructures in the current environment, by increased regulation of financial institutions or other effects of recently enacted legislation, and by changes in the competitive landscape. Our results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in our investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. Finally, there can be no assurance that we will realize the anticipated benefits of the acquisition of the banking subsidiaries of FBOP Corporation.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2008, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile,” and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.